UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 30, 2005


                          LEUCADIA NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)

              1-5721                                13-2615557
       (Commission File Number)          (IRS Employer Identification No.)

                 315 PARK AVENUE SOUTH, NEW YORK, NEW YORK 10010
               (Address of Principal Executive Offices) (Zip Code)

                                  212-460-1900
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends the Current Report on Form 8-K (the "Form 8-K") filed by Leucadia National Corporation ("Leucadia") on October 31, 2005.

Item 1.01   Entry into a Material Definitive Agreement.

As previously disclosed by Leucadia in the Form 8-K, Leucadia and its subsidiary, Baldwin Enterprises, Inc., entered into a purchase agreement (the "Agreement") with Level 3 Communications, Inc. ("Level 3") and its subsidiary, Level 3 Communications, LLC, pursuant to which Level 3 would purchase all of the membership interests in Leucadia's telecommunications subsidiary, WilTel Communications Group, LLC ("WilTel"), excluding certain specified WilTel assets and liabilities.

The description of the Agreement and the transactions contemplated thereby contained in the Form 8-K are qualified in their entirety by reference to (i) the Agreement, a copy of which is attached hereto as Exhibit 10.1 and is hereby incorporated by reference, and (ii) the Registration Rights and Transfer Restriction Agreement, the form of which is attached hereto as Exhibit 10.2 and is hereby incorporated by reference.


Item 9.01.  Financial Statements and Exhibits.

           (d) Exhibits

           10.1 Purchase Agreement, dated as of October 30, 2005, among Leucadia National Corporation, Baldwin Enterprises, Inc., Level 3 Communications, LLC and Level 3 Communications, Inc.

           10.2 Form of Registration Rights and Transfer Restriction Agreement by and among Leucadia National Corporation, Baldwin Enterprises, Inc. and Level 3 Communications, Inc.




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
                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 1, 2005

                                              LEUCADIA NATIONAL CORPORATION


                                              By:      /s/ Joseph A. Orlando
                                                       -------------------------
                                              Name:    Joseph A. Orlando
                                              Title:   Vice President and Chief
                                                       Financial Officer









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